                                                       Attach to Exhibit 10.20


     Attached hereto is an English translation of the Joint Venture Agreement between Corporacion Minera Boliviano S.A. ("Comibol") and ASC Bolivia LDC, regarding the Cobrizos Concession. The Company employed translators to translate the above referenced agreement and based on this the undersigned believes that the attached is a fair and accurate English translation of the above referenced agreement.


                                         /s/ Keith R. Hulley
                                         -------------------
                                         Keith R. Hulley
                                         Director
                                         Apex Silver Mines Limited

                                         Date: August 29, 1997

                             C O R R E S P O N D S



                                     (SEAL)



*******************************AFFIDAVIT No.230/96*****************************

FOR THE JOINT VENTURE WRIT FOR THE DEVELOPMENT OF MINING ACTIVITIES, SUBSCRIBED
BETWEEN: THE CORPORACION MINERA DE BOLIVIA (COMIBOL), REPRESENTED BY DR. ALBERTO ALANDIA BARRON - PRESIDENT AND LIC. LUIS ARNAL VELASCO - MANAGER OF THE CONTRACTS AND FINANCES UNIT, AND "ASC BOLIVIA LDC" COMPANY, REPRESENTED BY MR. JOHNNY DELGADO ACHAVAL.=

********************************************************************************

In La Paz city, at nine hours of October fifteen of the year nineteen ninety six; before me, lawyer Dr. MARIA ESTHER VALLEJOS H., SPECIAL NOTARY OF MINES AND PETROLEUM and witnesses named and signed at the end, presented themselves: For one party, the CORPORACION MINERA DE BOLIVIA (COMIBOL), REPRESENTED BY DR. ALBERTO ALANDIA BARRON, with ID No. 1191239 PT. (PRESIDENT) AND LIC. LUIS ARNAL VELASCO, with ID No. 332387 L.P. (MANAGER OF THE CONTRACTS AND FINANCES UNIT), and "ASC BOLIVIA LDC" COMPANY, REPRESENTED BY MR. JOHNNY DELGADO ACHAVAL, with ID No. 39745 L.P.; all full of age, able by right, neighbors of this city, of whose identity I certify, and said: They agree to convert into a public deed the writ presented to me related to: WRIT FOR A JOINT VENTURE FOR THE DEVELOPMENT OF MINING ACTIVITIES, accompanied by: Supreme Resolution No. 213601 dated 16/II/94; COMIBOL's Board of Directors Resolution No. 1084 dated 22/XII/95; COMIBOL's Board of Directors Resolution No. 1105 dated 06/II/96; COMIBOL's Board of Directors Resolution No. 1183 dated 28/VI/96; Power of Attorney Affidavits Nos. 140/94, 205/94 and 105/96; Annex "A" and "B"; Payment Receipts for Mining License for the "Cobrizos" Mining Concession; Industry and Commerce Registration Certificate for the "ASC BOLIVIA LDC" Company (Bolivian Branch); and Bank Deposit Receipt; documents that fully transcribed are as follows: ==================

WRIT.-  SPECIAL NOTARY OF MINES:  In the public deeds register under your
------
charge, please insert a Joint Venture Contract for the Development of mining activities subscribed between the CORPORACION MINERA DE BOLIVIA (COMIBOL) and ASC BOLIVIA LDC company, according to the following clauses and conditions:
==========================================

FIRST.-  OF THE LEGAL CAPACITY OF THE PARTIES AND THOSE UNDERSIGNING.-  1.1
-------
Undersign this Joint Venture Contract, on one side the

CORPORACION MINERA DE BOLIVIA, from now on called COMIBOL, a decentralized Autarkic Entity belonging to the State created by S.D. 3196 dated October second nineteen fifty two, passed as law on the twenty ninth of October, nineteen fifty six with its own legal capacity and total administration autonomy, exercising the Administration and High Direction of all the mining deposits, tailings, mill tailings and slags, establishments, facilities, mine camps, complementary properties in general, without exceptions, constituting the state owned mining, whether they might be a result of the Mines' Nationalization or acquired after it.========================

1.2. Subscribing the CONTRACT on the other side, the company whose trade name is ASC BOLIVIA LDC, a limited liability company, a subsidiary of ANDEAN SILVER CORPORATION LDC, an international mining company constituted at the Cayman Islands through a constitution certificate dated September seventh nineteen ninety five, whose original has been legalized by the Bolivian Consulate in London (England) on the fourteenth of the same month and year, a subsidiary legally constituted in Bolivia, through public Deed No. 49, issued before the Special Notary of Mines of La Paz on the tenth of November nineteen ninety five, registered at the General Register of Commerce and Stock Companies under Register No. 09-037162-01 dated December six nineteen ninety five and at the Taxpayers' Unique Register with RUC No. 7836635. ===== 1.3. LEGAL CAPACITY OF THE SUBSCRIBING PARTIES. - COMIBOL subscribes the Contract represented by its PRESIDENT, DR. ALBERTO ALANDIA BARRON, who has the legal representation of the entity by virtue of S.D. 23727 dated February eleventh nineteen ninety four, of his official appointment made by Supreme Resolution No. 213601 dated February sixteenth of the same year and exercising the capacity conferred to him by COMIBOL's General Board of Directors, by Resolution No. 826/94 dated March fifteenth, nineteen ninety four, as well as LIC. LUIS ARNAL VELASCO, MANAGER OF THE CONTRACTS AND FINANCES UNIT, appointed as such by COMIBOL'S General Board of Directors Resolution No. 860/94 dated June thirteenth, nineteen ninety four and in use of the powers conferred through Special Power by the said PRESIDENT OF COMIBOL, through instrument No. 222/94 dated July eleventh, nineteen ninety four undersigned before Public Notary in La Paz under the charge of Dr. Nelly Alfaro and registered before the Notary of Mines in La Paz, under No. 205 dated twenty eight of July nineteen ninety four; that will be inserted in the corresponding Public Deed. ===========

1.4. Subscribing the Contract, in representation of ASC BOLIVIA LDC, by virtue of a Limited Power conferred to him, mister JOHNNY DELGADO ACHAVAL, as truly and legal agent and proxy, through instrument granted the seventh of March nineteen ninety six before Notary Public at the Cayman Islands, George M. Shortridge, certified by the Bolivian Consul in London (England), documents that have been judicially translated from English to Spanish, by the authority of the Fifth Civil Trial Judge in La Paz, and legalized before the Special Notary of Mines of this capital city, under No. 105 on the first of April nineteen ninety six and registered at the General Register of Commerce under Entry No. 728 in Book 07-0 on the eighth of the same month and year, special power that, as a whole, will be inserted in the corresponding Public Deed.
=======================

SECOND.- CONTRACT BACKGROUND.- 2.1.  In compliance of the Supreme Government's
--------
Mining Policies and within the framework of the legal provisions in force, on the matter, COMIBOL has publicly invited Mining Companies, national and foreign, interested in the EXPLORATION with the option to EXPLOITATION and subsequent MARKETING of the non-developed mining deposits, among others, those of the LOS LIPEZ zone in the Department of Potosi, so that they can present proposals to that end, and the Terms of Reference and the legal and administrative requirements for the Public Tender have been widely published. In order to guarantee the total legality of the public tender's results, as well as the greatest efficiency in the judgment of the proposals to be presented, independent consulting companies of recognized technical experience and managerial solvency were equally involved. The evaluation results by BEHRE DOLBEAR & COMPANY INC., the independent consultant selected, according to that presented in the report dated January, nineteen ninety six, qualifies ASC BOLIVIA LDC to be awarded the JOINT VENTURE CONTRACT for Mining Concessions to be later described and that form part of ANNEX "A" of the Contract, a report that has been approved by COMIBOL'S Board of Directors with Resolution No. 1105/96 dated February six, nineteen ninety six, and that at the same time authorized the negotiations for the respective CONTRACT with ASC BOLIVIA LDC.
=============================================

THIRD.- DEFINITIONS.-  The following definitions are established in the present
-------
Contract, in an enunciative but not limited manner:  3.1. AREA GRANTED.-  The
                                                          --------------
mining concessions belonging to COMIBOL included in this Contract and whose total area is 1,687 hectares plus 4 hectares of Demasias Cobrizos. ========

The concessions of the AREA GRANTED are described individually in page four of the Technical-Economical Proposal by ASC BOLIVIA LDC and in ANNEX "A" of the Contract.- COMIBOL by express and written request from ASC BOLIVIA LDC will be able to formulate mining petitions or grant complementary areas neighboring to the GRANTED AREA, in which case ASC BOLIVIA LDC will formulate a Specific Work Plan and will guarantee a minimal investment in the same conditions to that for the AREA GRANTED. =======================

3.2. INVESTED CAPITAL.-  Are all the expenses and investments made by ASC
     ------------------
BOLIVIA LDC for the exploration and development of mineral reserves, preparation of pre-feasibility and feasibility studies; basic and in-detail engineering designs; purchase, transport and import of equipment, machinery and materials; installation of all the mining equipment and machinery, minerals concentrating and refinery plants, workshops, laboratories, warehouses, offices, etc.; construction of camps and buildings, tailings and waste accumulation systems, energy distribution systems, energy plants, security systems, water reception and storage systems; etc. and starting of the production operations, according to generally accepted accounting principles. ===================

3.3. MINING CONCESSIONS.-  Set of mining properties (Art. 33 of the Mining
     --------------------
Code), in which the activities foreseen in the Contract can be performed. =====

3.4 MARKETING COMMISSION.- Payment in money for the sale management of the
    ----------------------
minerals or metals produced by ASC BOLIVIA LDC.- This commission is not an integral part of the Marketing Costs. ============================

3.5 PRODUCTION EXPENSES.- Are all the operational expenses made by ASC BOLIVIA
    ---------------------
LDC during the minerals production process, up to obtaining the final products to be marketed or exported placed in the mine, either these be mineral concentrates or metals, according to generally accepted accounting principles.
=================

3.6 ADMINISTRATIVE EXPENSES (OVERHEADS).-  Are all the expenses made by ASC
    -------------------------------------
BOLIVIA LDC in the administrative duties and direction of the Joint Venture Contract, different from the production expenses, according to generally accepted accounting principles. =====================================

3.7 MARKETING EXPENSES.-  Are all those that are made to convert the minerals in
    --------------------
metals, by the smelting or refining company; they include metallurgical deductions, treatment expenses, smelting and refining, analysis, assays, arbitrations, penalties and other deductions and expenses directly related to the conversion process to marketable metals. =============================

3.8 DEPRECIATION.-  A deduction made according to Bolivian laws, due to the
    --------------
reduction, wear and loss of value of the capital assets, for their reposition.
=====

3.9 DELIVERY.-  The date in which COMIBOL will deliver and officially the
    ----------
GRANTED AREA to ASC BOLIVIA LDC.- The physical delivery will be documents through a detailed Minutes to be drawn up in some place of the AREA GRANTED. The Minutes will be signed by the parties' representatives appointed to that end, with a prior written notice to them. The delivery will be done not later than within thirty (30) days after the CONTRACT is signed. =====

3.10 OPERATIONAL CASH FLOW.- It is the sales values minus the costs of
     -----------------------
disposal, marketing commissions, marketing expenses, production expenses and administrative expenses, excluding the financial expenses, depreciation, deferred expenses or taxes. ========================================

3.11 COSTS OF DISPOSAL.-  Are all those directly related to the transport of
     -------------------
concentrates or final products, from the mine to the smelter; they include decreases, road, air and sea transport fees, transport insurance, handling, port charges and other related. These costs of disposal are not an integral part of the Marketing Expenses. =============================================

3.12 DEFERRED EXPENSES.-  Are all payments or charges made and whose application
     -------------------
is deferred until some previously stated terms are complied with or the application period of the expense has expired. ======================

3.13 FINANCIAL EXPENSES.-  Are all the capital amortization expenses and bank or
     --------------------
from financial entities credits, interests, contracted by ASC BOLIVIAL LDC for the compliance and execution of the Joint Venture Contract. ===============

3.14 TAXES.-  Are all taxes, national, municipal or of any other nature, created
     -------
or to be created by Law, that are applied to mining operations developed by ASC BOLIVIA LDC, as a result of this Contract. ============================

3.15 PAY BACK PERIOD.-  Any period, either be the initial one or any later one,
     -----------------
including the month starting now, in which an expense has been made for improvements in the capital and previous to the first day of the following month to that in which ASC BOLIVIA LDC has recovered from the Cash Flow all the costs and expenses for capital improvements. ===============================

3.16 PRODUCT(S).-  All the materials, minerals, precipitates from mineral
     ------------
resources, concentrates, dore and any other product or sub-product, originated in the GRANTED AREA. ==========================================

3.17 PAY BACK.-  Means the date in which ASC BOLIVIA LDC'S shareholders have
     ----------
received from the Cash Flow all the costs and expenses for capital improvements really made and registered according to generally accepted principles in Bolivia. The calculation will be done at the end of each ASC BOLIVIA LDC's fiscal year.- Nonetheless, COMIBOL's participation, mentioned in paragraph 11.1.2, will be applied from the moment in which the pay back is finished.
===========================

3.18 SALES GROSS VALUE.-  Are the payments that ASC BOLIVIA LDC will receive
     -------------------
from third parties, natural or juristic, for the sale of the refined metals or concentrates, produced during the exploitation period, from which all the expenses and costs established in point 3.7 will be deducted. ==============

FOURTH.- APPLICABLE LAWS.- 4.1.  This Contract is subscribed and is governed by
--------
the legal provisions that in a merely enunciative and not limitative manner are expressed as follows: Arts. 136 and 138 of the Pol. Const. of Bolivia, S.D. 3196 (2-10/52), L. (2910/56), S.D. 22407 (11-01/90), S.D. 22408 (11-01/90), L.
1182 (17-09/90), L. 1297 (27-11/91), S.D. 23059 (13-02/92), L. 1243 (11-04/92),
L. 1333 (29-04/92), without regulations that came into force by S.D. 24176 dated 8/12/95, S.D. 23214 (21-07/92), D.S. 23230-A (30-07/92) and other legal provisions in force on the matter or to be enacted in the future. This Joint Venture Contract was approved by COMIBOL'S Board of Directors, through Resolution No. 1183/96 dated June twenty eight nineteen ninety six. =========

FIFTH.- OF THE JOINT VENTURE CONTRACT, NAME AND ADDRESS.- 5.1.  The Joint
-------
Venture Contract, constituted by this document, called from now on CONTRACT, does not compromise the patrimony of either of the associates nor affects in any way the legal capacity of the signing parties; nor constitutes a society, nor establishes an independent jurisdic person. ======= In the CONTRACT, it is not established, for associates, a responsibility, solidary, jointly nor unlimited for the acts, contracts and obligations that each one could perform, celebrate and assume in the execution and compliance with the CONTRACT. ==

5.2 As a consequence of the CONTRACT, ASC BOLIVIA LDC does not acquire a right of property at all in the civil regime nor as mining concessionaire in the mining regime, on the land nor on the underground of the GRANTED AREA, nor on the water rights, servitudes and customs, access roads, camps, constructions or any other facilities that could exist. =================================

5.3. In the terms and conditions given in the CONTRACT, COMIBOL grants ASC BOLIVIA LDC, in an express manner, the exclusive exploration rights, the option to enter into the exploitation phase, once the first phase exploration is entirely finished, as well as the marketing of the minerals to be mined over an area of One Thousand Six Hundred and Eighty Seven (1,687) hectares of the "COBRIZOS" Mining Concession, plus Four (4) hectares of Demasias Cobrizos, located in the Rio Grande County, Nor Lipez Province of the Department of Potosi, whose detail is expressed in Annex "A" of the CONTRACT. ==========

5.4. This exclusive right, in the conditions stated in the CONTRACT, is the sole and total contribution by COMIBOL to the Joint Venture Contract convened in this document, without any obligation nor responsibility from COMIBOL for the execution and compliance with the CONTRACT. It also means that COMIBOL, during the term of the contract, will not reduce, transfer, effect nor compromise its rights and interests on the deposits it contributes to the joint venture, in any measure nor for any motive, guaranteeing ASC BOLIVIA LDC the peaceful possession, the use and enjoyment of the mining concessions object of the CONTRACT. ===================================================

5.5. The parties, by mutual agreement convene in naming this Joint Venture Contract as COMIBOL - ANDEAN - COBRIZOS R.C., with legal address in La Paz city, Campos Street No. 265, Telephone 433800, Telefax (5912) 433737.

==============================================================

SIXTH.- OBJECT OF THE CONTRACT.- 6.1.  Based on the background previously
-------
stated, COMIBOL and ASC BOLIVIA LDC, through this contract convene in subscribing a Joint Venture Contract for the exploration and exploitation option, concentration, refining and smelting without any reserve and the marketing of the mineral, metal products and sub-products that will be exploited at the deposits situated in the GRANTED AREA, under the technical conditions described in the proposal by ASC BOLIVIA LDC and accepted by COMIBOL, as stated in its Proposal and constitutes part of the present CONTRACT.
===============================

6.2. The activities, object of the CONTRACT, comprise the identification and development of reserves, design of the mining operation, rational and efficient exploitation of the mineral resources, optimizing treatment processes and metallurgical recovery, preparation of the respective technical and economical feasibility projects and, in general, the application of a modern technology and an efficient management of the performance of the mining operations, as well as comply with the environmental obligations established by law, according to Seventeenth Clause of the CONTRACT. ==============================

SEVENTH.- TERM OF EXPLORATION.- 7.1.  The maximum term for the Exploration
---------
period will be of Five (5) years starting from the physical and official delivery of the GRANTED AREA in this CONTRACT by COMIBOL to ASC BOLIVIA LDC.- This delivery will be registered in a detailed minutes drawn up on site or where the parties agree upon, and it must be subscribed by the officials to be appointed to that end, with the presence of a competent authority.
===================================

7.2. The term of five (5) years of exploration, divided in three (3) phases is as follows: ===== FIRST PHASE with a duration of twenty four (24) months. ===== SECOND PHASE with a duration of twenty four (24) months. ===== THIRD PHASE with a duration of twelve (12) months. ===== TOTAL SIXTY (60) MONTHS, equivalent to FIVE (5) YEARS.==============================

7.3. The First Phase is compulsory and thus its strict obeyance is guaranteed by ASC BOLIVIA LDC, according to that stated in Clauses 9.1 and 9.2 of this CONTRACT. ===================================================

7.4. During the First Phase, ASC BOLIVIA LDC, will execute the Work Program consisting of page six up to page ten of their accepted and awarded Proposal, a work plan that will form part of this CONTRACT without the need of officially registering it. ASC BOLIVIA LDC can explore the entire mining concessions or part of them according to their election, but in any sectors the Work Plan will be executed faithfully and totally, COMIBOL at a written and express request by ASC BOLIVIA LDC can formulate mining petitions or grant complementary areas within two (2) neighboring kilometers with the GRANTED AREA, in that case ASC BOLIVIA LDC will formulate a specific Work Plan and will guarantee a minimal investment to be made in such complementary areas, which will be subject to the same conditions established for the Work Plan as well as the minimal investment of the GRANTED AREA. ===========================

7.5 ASC BOLIVIA LDC, during the First Phase, can anticipate the conclusion of the twenty four (24) months term, under the express condition that the execution of the pledged Work Program has been finished for this Phase and, as a consequence, can enter into the other exploration phases or exercise immediately its option right to enter into the Exploitation Phase in the areas its studies would have determined as positives. In this case, the Bank Guarantee Certificate for the Compliance of Contract will be returned by COMIBOL within a term not longer than sixty (60) days after the First Exploration Phase is finished. The compliance with the Work Plan, as well as the starting of the Exploitation will be unreservedly verified by COMIBOL, which will present the detailed reports of one and the other situation, within sixty (60) days.
==========================

7.6. ASC BOLIVIA LDC, at any time during the First Phase, but only after the Minimum Work Program has been complied with, and not later than the last day of the maximum term for the Phase, can suspend definitely the exploration of the areas object of this CONTRACT and withdraw from the Joint Venture Contract, in which case the CONTRACT will be resolved of full right at the date ASC BOLIVIA LDC gives notice to COMIBOL of its decision. If ASC BOLIVIA LDC has not fulfilled the Minimum Work Program, COMIBOL will cash the Bank Guarantee Certificate of Contract Compliance, without the right to an appeal, claim nor any exception that ASC BOLIVIA LDC could oppose against COMIBOL in the judicial or extra-judicial way. The Joint Venture Contract will thus be rendered totally null and judicially void. ===================

7.7. The simple reduction of the extension of any of the areas, constituting the AREA GRANTED, according to that recommended by the studies done by ASC BOLIVIA LDC, will not mean the suspension of the exploration according to that stated by point 7.6 previous and ASC BOLIVIA LDC is obliged to continue the execution of the Work Plan pledged in its proposal on the areas selected as attractive, which will be executed until the expiry of the term established for the First Phase. ======================

EIGHT.- EXPLORATION INITIAL PAYMENTS.- 8.1. ASC BOLIVIA LDC, according to the
-------
Terms of Reference of the Public Tender will pay COMIBOL the following scale of Exploration Initial Payments:

FIRST PHASE.-  Three 57/100 American Dollars ($US 3.57) per hectare on the
-------------
entire extension of the GRANTED AREA on 1.687 hectares plus 4 hectares of Demasias Cobrizos. ==============================================

8.2. The payments described and stated in the previous Point (8.1), will be paid on the 1.687 hectares plus 4 hectares of Demasias Cobrizos or mining properties, within thirty

(30) days of the physical delivery of the concessions by COMIBOL to ASC BOLIVIA LDC. Any reduction in the extension of the areas in any of the concessions of the GRANTED AREA, either be during the maximum term of 24 months, or the Second or Third Phases, will not cause the return or reimbursement of the Exploration Initial Fees agreed upon in Points 8.1, 8.3 and 8.4 of this CONTRACT, by COMIBOL to ASC BOLIVIA LDC and the amounts paid will be consolidated definitely in favor of COMIBOL. ==================

8.3. SECOND PHASE: One Hundred and Nineteen 05/100 American Dollars ($US 119.05) per Hectare on the extension of the concessions that, at the start of the Second Phase, decides to explore within the term of 24 months established for this Phase. The exploration operations discontinuity is admitted within a same mining concession.- The first phase area can also be reduced or request COMIBOL, or perform mining petitions to the State for larger extensions should there be free land, according to that explained in the Twenty Sixth Clause of this CONTRACT and according to that laid down in the last part of Clause 7.4 of the CONTRACT.- ASC BOLIVIA LDC is obliged to notify COMIBOL of any area reductions of the GRANTED AREA with a thirty (30) days' notice prior to the ending of the preceding Phase term. It will also notify of any anticipation in the term computing due to entering to the Exploitation Phase, in the same conditions. =====================================================

8.4 THIRD PHASE: Five Hundred Ninety Five 24/100 American Dollars ($US 595.24) per hectare as Initial Exploration Fee on the extensions of the mining concessions, that at the start of the Third phase decides to exploit within the term of TWELVE (12) MONTHS. ===== In this phase, the exploration operations discontinuity is admitted within the same concession. The exploration area can also be reduced with relation to the First and Second Phases or request COMIBOL or make mining petitions to the State for a larger extension should there be free land according to that established in Clause Twenty Sixth of this CONTRACT.- ASC BOLIVIA LDC is obliged to notify COMIBOL of any reduction of areas of the GRANTED AREA, with no less of THIRTY (30) DAYS before the conclusion of the Second Phase. ===== It will also notify COMIBOL of the anticipated conclusion within the term of this Phase when it decides to enter the Exploitation Phase. =======================================

8.5. All the Payments of the Exploration Initial Fees established in Points 8.1, 8.2, 8.3 and aforementioned will be done by ASC BOLIVIA LDC before the start of the corresponding Phase and within a term of thirty (30) days maximum, at COMIBOL'S offices in La Paz city, receiving the corresponding fiscal receipts for tax purposes. ===================================================

NINTH.-  MINIMUM GUARANTEED INVESTEMENT DURING THE FIRST PHASE OF EXPLORATION.-
-------
9.1. According to the Public Tender's Terms of Reference, ASC BOLIVIA LDC accepts and is compelled to make a guaranteed Minimum Investment during the First Phase of the Exploration Period of Six Hundred and Twenty Five Thousand 00/100 American Dollars ($US625,000.00), pledged in the Chapter and Investment Plan, Page Eleven of its Proposal. =====

9.2. As a consequence, ASC BOLIVIA LDC guarantees the minimum total investment of the established amount in the previous Point, through the presentation to COMIBOL of a Bank Guarantee Certificate for Contract Compliance, issued irrevocably in favor of

COMIBOL by BHN MULTIBANCO Bank of La Paz City, under No. 10001821 dated September six nineteen ninety six for One Hundred and Twenty Five Thousand 00/100 American Dollars ($US 125,000.00) valid for Thirty (30) Months, equivalent to twenty percent (20%) of the minimum investment pledged.
================

9.3. Whilst ASC BOLIVIA LDC, during the First Phase, is making the corresponding investments, it can request COMIBOL the return of the original Guarantee Certificate, simultaneously substituting it with a new certificate covering the rest of the guarantee for the investment not yet made, and for the corresponding term until in the term of twenty four (24) months, or before it if the exploration term for the First Phase is anticipated, the minimum total investment pledged has been made according to Clauses 7.3 and 9.1 of this CONTRACT. The changeover of the guarantee certificates will be done within 30 days maximum, with prior verification and acceptance by COMIBOL that the investments have been made by ASC BOLIVIA LDC, through documented evidence, with attesting receipts and a report by an independent auditor. ======

9.4. If the last day of the twenty four (24) month period for the First Phase has expired, and there would be a remainder of the investment not made by ASC BOLIVIA LDC, COMIBOL will be able to execute and cash the Guarantee Certificate valid at that date, and ASC BOLIVIA LDC won't be able to oppose a recourse nor an exception of any nature. ==============================

9.6. The Three Phases that form part of the Exploration Period, have the objective of developing mineralogical reserves, design of treatment plants and the preparation of a rational and mechanized exploitation plan, design and optimization of the metallurgical treatment and recovery processes, drawing up technical-economical feasibility projects and the adoption of appropriate measures for the protection of the environment, pollution control and recovery of the land, objectives described in ASC BOLIVIA LDC'S Proposal Work Program.

==============================================================

9.7. Thus, it is agreed that, if ASC BOLIVIA LDC considered attractive determined areas to start in them the Exploitation Phase, at any time within the determined terms for any of the Three Phases, but if and when the Work Program has been complied with entirely of the Exploration Phase given in ASC BOLIVIA LDC'S proposal described in ANNEX "B" of this CONTRACT and the minimum investment has been entirely made, apart from the technical-economical study, ASC BOLIVIA LDC can enter into the exploitation phase, and must notify COMIBOL of this decision for the purposes of verifying the compliance of the aforementioned conditions and the financial-accounting management of the corresponding share of COMIBOL established in ASC BOLIVIA LDC'S proposal.
=========================================

9.8. If ASC BOLIVIA LDC does not exercise its Exploitation option rights at the end of the Exploitation Period, either it occurs at the expiry of any of its Phases determined in the CONTRACT, or before, be decision of ASC BOLIVIA LDC, the latter is obliged to present COMIBOL, without any charge or reimbursement of any nature, all the technical information, drawings, maps, designs, calculations and reports. ===========

9.9. The suspension or no performance of the compulsory minimum investment pledged by ASC BOLIVIA LDC within the terms and conditions stated in this

CONTRACT, will mean for all legal ends and purposes, the statement by ASC BOLIVIA LDC of its decision to withdraw from the Joint Venture Contract constituted in this CONTRACT and COMIBOL without the need to comply with the prior special formality will cash the Bank Guarantee Certificate presented by ASC BOLIVIA LDC, without any right to appeal, exception nor protest of any kind by the latter, either be judicially or extra-judicially. ====================

9.10. As a result, also, all the extension of the AREA GRANTED, object of this CONTRACT, will be reverted to COMIBOL'S total domain. Within ninety (90) days maximum, ASC BOLIVIA LDC must withdraw all the equipment and machinery employed until then, assuming the costs and risks. ==============

The buildings, access roads and other facilities adhered to the ground that would have been installed will remain for the benefit of COMIBOL as improvements, without the right to a reimbursement nor any type of compensation and the CONTRACT will be extinguished purely and simply. ======================

The equipment and machinery adhered to the ground can also be withdrawn if and only the foundations nor the walls to which they are adhered, are not destroyed. These tasks will be executed under the exclusive risk and charge of ASC BOLIVIA LDC. =============================================

9.11. If the exploration areas cover only part of the GRANTED AREA, they must conform squares parallel to the perimeter of such concessions. =============

9.12. The areas that in turn are rejected by ASC BOLIVIA LDC at the end of each exploration phase, they will be excluded from the CONTRACT and will be reverted to COMIBOL'S exclusive domain. In turn, the new areas will be annexed to the CONTRACT, in the conditions stated in Clauses 3.1, 7.4 of the CONTRACT.
===================================================

TENTH.-  OF THE EXPLOITATION PERIOD.-  10.1.  Once all the stated conditions in
-------
this CONTRACT are complied with, for the First and in its case for the Second and/or Third Phases of the Exploration Period by ASC BOLIVIA LDC, without any exception, not later than the last day of the maximum term for each phase, ASC BOLIVIA LDC will notify COMIBOL about the areas it has selected in order to start the Exploitation Period of the deposits contained therein, which will mean the exercise of its option rights, which will be notified to COMIBOL through a notarized letter enclosing the technical-economical feasibility studies for the exploitation to be done and the marketing of the products.
======================================================

10.1. COMIBOL will issue its approval of the feasibility study or its observations of the same, within ninety (90) days. COMIBOL can post observations due to technical and economical reasons, the same will be transmitted to ASC BOLIVIA LDC for their solution. If ASC BOLIVIA LDC dissents from COMIBOL'S opinion, the dispute will be resolved via the arbitral procedures established in Clause Twenty Third of this CONTRACT.
===================================

10.2. When ASC BOLIVIA LDC exercises its exploitation option rights, the parties will not be subject to any negotiation, limiting themselves to the compliance of the provisions in this CONTRACT.
===================================

10.4. Before the Exploitation Period is started, ASC BOLIVIA LDC is empowered to establish the non-attractive areas and that will be rejected, the same will be reverted of right to COMIBOL'S whole domain and will be automatically excluded from this Joint Venture Contract. =============================

10.5. COMIBOL will exercise its full and irrestrict right and administrative powers on the rejected areas. ============================================

ELEVENTH.-  OF COMIBOL'S SHARE OF THE EXPLOITATION RESULTS.- 11.1  COMIBOL'S
----------
share of the exploitation period is determined as follows, according to ASC BOLIVIA LDC'S Proposal, of 14 pages. =================

11.1.1. During the recovery period of the capital invested by ASC BOLIVIA LDC in the construction, installation and starting stages of the production operations, ASC BOLIVIA LDC will pay COMIBOL an income equivalent to Five percent (5%) of the Positive Operational Cash Flow, according to the definition of the Third Clause Point 3.10 of this CONTRACT. ===========================

11.1.2. After the repayment of the initial investment, ASC BOLIVIA LDC will pay COMIBOL Fifteen percent (15%) of the Positive Operational Cash Flow as defined in Clause Three Point 3.10 of this CONTRACT. ===================

11.1.4. ASC BOLIVIA LDC is also compelled to increase COMIBOL'S share for each Ten Cents of a Dollar ($US 0.10), on One Dollar Fifty Cents ($US 1.50) of the international price of a pound of copper, with One percent (1%), up to a ceiling of Twenty Two percent (22%) of the share of the operational cash Flow (e.g., for $US 1.60 for a pound of copper, COMIBOL'S share will be 16%; for $US 1.70 COMIBOL'S share will be 17% and so on). =========================

11.1.5. The periodicity of the payments for the share by ASC BOLIVIA LDC to COMIBOL will be done every three months with settlements or annual adjustments.
===================================================

11.2. It is expressly agreed that COMIBOL, during all the time this CONTRACT is in force, will have the right to supervise, verify and control the regularity of the financial processes described in Points 11.1.1, 11.1.2., 11.1.3, 11.1.4 and
11.1.5 aforementioned, through the accounting analysis of ASC BOLIVIA LDC documents, in order to establish exactingly COMIBOL'S share, and ASC BOLIVIA LDC is compelled to disclose to COMIBOL the complete and authentic documents so that the financial and accounting revisions be effective. ASC BOLIVIA LDC is also compelled to employ generally accepted accounting principles, for the accounting of its financial and marketing operations. The supervision, verification and control of the operations accounting, will be done by COMIBOL in ASC BOLIVIA LDC's offices and will be executed periodically, according to that determined by the Administration Committee in the Internal Regulations, approved by the parties. =========================

TWELFTH.-CONSTRUCTION, INSTALLATION, STARTING AND OPERATION STAGES.- 12.1.  The
---------
Construction, Installation and Starting of the Operations as a whole, will not exceed Three (3) years starting as of the date ASC BOLIVIA LDC notifies COMIBOL as stated in Point 10.1 of Clause Tenth of this CONTRACT, unless force majeure defined later on in this CONTRACT. ====

12.2. During the Exploitation Period, ASC BOLIVIA LDC will hold the exclusive administration and will run all the risks of the operations, with absolute autonomy in managerial decision making. With the same reaches and risks will also have the exclusive administration and autonomy in the marketing of the minerals it produces, without any limitation, either be it locally or through exports. =========

12.3. COMIBOL will not be held responsible at all for the development or the financial results of the operations, its performance will be limited to the punctual perception of its share in the Cash Flow and its share in the coordinating, information and supervision organisms.
===============================

12.4. Nonetheless, the hiring parties agree that the administrative expenses of the joint venture can not exceed Five percent (5%) of the production direct costs.- Equally, it is also stated that the marketing commission and the marketing costs can not exceed, as a whole, Two percent (2%) of the Net Smelter's Return. ================================================

12.5. ASC BOLIVIA LDC will establish and execute a minerals marketing system that will allow an efficient, transparent management, guaranteeing the nonexistence of eventual benefits within or outside the country, for the benefit of one of the parties to the detriment of the other. =========================

12.6. The purchase of equipment, machinery, materials, facilities and raw materials by ASC BOLIVIA LDC will be done in such a manner that the interests of the parties will not be affected and in particular COMIBOL's share. ========

THIRTEENTH.-TERM OF THE CONTRACT.- 13.1.  This Joint Venture Contract will have
------------
a term of Forty (40) Years, starting as of the physical and official delivery of the areas stated in this CONTRACT by COMIBOL to ASC BOLIVIA LDC. ===== This term will be renewed in the same contract conditions for just one more time, with a prior technical and economical justification, if ASC BOLIVIA LDC expresses, in writing, its will to do it.- The stated term includes the Exploration Period, either be in its entirety (5 years) or less, if ASC BOLIVIA LDC enters into the Exploitation Period beforehand according to that laid down in Clause 8.4 of the CONTRACT. ===================================

FOURTEENTH.- INVESTMENTS AND FINANCING.- 14.1. ASC BOLIVIA LDC  Is empowered to
------------
finance on its account and risk the exploitation operations, either be with its own or from others. COMIBOL will not acquire any type of obligation related to such financing, whose service will be exclusively in charge of ASC BOLIVIA LDC.============================================

14.2. The previous powers are translated in that ASC BOLIVIA LDC is obliged and pledges to perform all the necessary investments in order to implement into the operations modern technology, services, machinery, equipment, implements, materials, facilities, constructions and suchlike, as well as assume the commitments that will allow a rational exploitation of the mineralogical deposits of the AREA GRANTED, object of this CONTRACT. =====================

14.3. The investments regime, initial as well as future, will respect invariably and at all times, that stated in Clauses Eleventh of this CONTRACT, relative to COMIBOL'S share of the results, regime that will remain invariable during the whole term of the CONTRACT. =====================================

FIFTEENTH.-  LABOR RELATIONS- 15.1.  The hiring and administration of the
-----------
workforce, technicians and employees during the Exploration Stage, as well as during the Exploitation Stage is of the absolute and total responsibility of ASC BOLIVIA LDC, and it is of its entire responsibility the compliance with the Labor General Law, its Regulatory Decree and related legal provisions and complementary in force or to be enacted, as well as those provisions relative to social security, professional risks, employer's and employee's contributions, whilst COMIBOL is totally exempt of responsibility, and can not be demanded in any lawsuit of labor nature nor in any civil, penal, tax, fiscal coactive, social coactive nature, nor administrative, as an result of acts or omissions resulting from the execution of this CONTRACT by ASC BOLIVIA LDC. =============

15.2. COMIBOL will deliver ASC BOLIVIA LDC the AREA GRANTED, object of this CONTRACT, free from encumbrance or obligations of labor or legal character.
=====================================================

SIXTEENTH.- FORCE MAJURE.- 16.1.  None of the hiring parties can demand of the
-----------
other the compliance with the obligations acquired in this CONTRACT, when the compliance has been delayed, hindered or impeded by causes not blamed on the obligated party. Such causes will constitute those of force majeure or fortuitous cases, as earthquakes, flooding, fire, strikes declared illegal, civil commotion, factors that can affect transport in general, governmental prohibitions and catastrophes in general, according to that laid down by articles 379 and 380 of the Civil Code. ===== It will also be considered as a force majeure a sustained fall for over six (6) months in the price of minerals to be produced under the minimum established by the feasibility study, if and when such situation causes the stoppage of the extraction or production operations of the minerals. If these operations continue even under such market conditions, the force majeure will disappear.
====================================

16.2. The period during which ASC BOLIVIA LDC will be hindered to normally comply with this CONTRACT, will be added to the term stated in Clause Thirteenth. =====================================================

16.3. Should a force majeure cause happen, ASC BOLIVIA LDC is obliged to notify COMIBOL within the next five days, describing the nature of the happening and its effects. =========================================

16.4. The omission of this notice will maintain COMIBOL'S indemnity in the regularity of its share in the results and in the accounting of the time period.
===

16.5. When the force majeure causes are of such nature and magnitude that the objectives of this CONTRACT and the joint venture in general are substantially and permanently harmed or are affected in a continuous manner for more than six months, the hiring parties can agree upon the termination of the CONTRACT.

==============================================================

SEVENTEENTH.- ENVIRONMENTAL STANDARDS AND ENVIRONMENTAL MANAGEMENT PLAN.- 17.1.
-------------
During the performance of the works and during the life of this CONTRACT, ASC BOLIVIA LDC will be subject to the environmental requirements, that is to say, the allowable pollution limits in force in the country, established by Law. No. 1333 dated April twenty seventh nineteen ninety two and the regulations enacted by S.D. 24176 dated December nineteen ninety five and other provisions in force or to be enacted in the future. ========

17.2 ASC BOLIVIA LDC will draw up the environmental management plan, starting from an initial audit, in order to avoid or mitigate the environmental impact, as established by the next Clause 17.4, as well as the work plan for the execution and closure of activities. ==================================

17.3. The environmental management mainly comprises the recovery of the exploited areas, in order to control the erosion, stabilize the ground and protect the waters and the atmosphere, perform the treatment of waster materials and eliminate in a safe manner the tailings, mill tailings and dumps.
=======================

17.4. When ASC BOLIVIA LDC starts its activities, it will determine the environmental liabilities that could exist in the deposits, object of this CONRACT, through the performance of the respective environmental audit, according to that established in Clause 17.8.1. =========

17.5. ASC BOLIVIA LDC will be held responsible for the environmental pollution flows originated in its mining works and through the accumulation of wastes during the performance of its activities. In turn, COMIBOL will be responsible for the accumulations and flows coming from mining works, done prior to this CONTRACT, established in the environmental audit according to the previous Clause 17.4. ============================================

17.6. When ASC BOLIVIA LDC does not comply with that determined in Clause 17.4 it will assume the exclusive responsibility for the flows and accumulations resulting from the old and new mining works. ===========================

17.7. ASC BOLIVIA LDC will pay for damages, to those affected by the environmental pollution generated by the accumulations and flows coming from its mining works with absolute exclusion of COMIBOL. ====================

17.8. The environmental management, particularly in order to establish the polluting accumulations and flows, will be controlled by ASC BOLIVIA LDC in the following manner:==================

17.8.1. Through the drawing up of an initial environmental audit done by ASC BOLIVIA LDC, to be done during the first six (6) months of the Exploitation Period. ========================================================

17.8.2. Should COMIBOL have its own audit and ASC BOLIVIA LDC accept it, it will be applicable and ASC BOLIVIA LDC must draw up the environmental management plan within four (4) months, starting from the date of the affidavit corresponding to the CONTRACT. ===================================

17.8.3. Through environmental audits for the compliance of obligations and the establishment of responsibilities, resulting from the environmental management plan, to be done every three years by specialized companies or entities of national or international prestige, hired and paid by ASC BOLIVIA LDC. ======

17.8.4. Through annual reports on the environmental management prepared by ASC BOLIVIA LDC.==============================================
17.8.5. COMIBOL can ask ASC BOLIVIA LDC the environmental information it considers necessary and can perform on its own the audits it deems necessary.
=============================================================

17.8.6 The environmental management according to that established in Point 17.4, comprises the recovery of the exploited areas in order to reduce and control erosion, stabilize the grounds and protect the waters and the atmosphere, perform the treatment of waste materials and eliminate in a safe manner the tailings, mill tailings and dumps. ============================

17.8.7. The joint venture will not be able to be resolved as long as the terms given in this Clause are not complied with. ===== On the other hand, ASC BOLIVIA LDC will continue having the responsibilities corresponding to its environmental management, according to the law, once the CONTRACT is dissolved.
=====================================================

17.8.8. In order to avoid controversies ASC BOLIVIA LDC will timely and sufficiently inform the representatives of the local populations, on the aspects related to the protection of the environment and will try to interest them in the environmental repair works. ===== Also, ASC BOLIVIA LDC must comply with the legal requirements regarding the information to third parties and others that correspond. ====================================================

EIGHTEENTH.- INEXISTENCE OF SOLIDARITY.- 18.1.  it is expressly agreed that the
------------
hiring parties do not assume a joint solidarity of any nature with respect to the obligations contracted by any of them for the compliance of the obligations resulting from this CONTRACT, unless that eventually and by free will and in an express manner any of them assumes such obligations, which will be truly recorded in a notarized document. ===================================

18.2. It is also expressly convened that this document contains all the agreements, specifications and provisions agreed by the hiring parties, and none of them will be obliged nor related to the other by any statement, pledge or verbal or written agreement that is not expressly incorporated in this CONTRACT.
===================================================

NINETEENTH.- QUALITY OF THE CONCESSIONAIRE.- 19.1.  According to that laid down
------------
by Art. 197 of Law No. 1243 for the Updating of the Mining Code, ASC BOLIVIA LDC does not acquire property rights nor a mining concession at all on the soil or underground of the mining concessions forming part of the AREA GRANTED. ===

19.2. Nonetheless, COMIBOL grants in favor of ASC BOLIVIA LDC the operational exclusiveness during the exploration phase as well as during the construction, installation, starting and exploitation and the annexing of facilities, equipment, machinery and other complementary assets, such as constructions, access roads, water and right of way servitudes and customs of the said concessions, understanding as exclusiveness the fact that during the life of this CONTRACT none of COMIBOL's rights on such concessions, understanding as exclusiveness the fact that during the life of this CONTRACT none of COMIBOL's rights on such concessions, servitudes, uses and customs will be affected, reduced nor harmed in any way, guaranteeing the quiet and peaceful possession, use and enjoyment of the same, protecting all the investment and development of ASC BOLIVIA LDC's activities, defending such rights against incursions, invasions and other disturbances by third parties, either they be trade unions, cooperatives, entities or persons, appealing to the means and resources given by the laws of the Republic. ==================

TWENTIETH.- COORDINATION, INFORMATION AND SUPERVISION OF THE JOINT VENTURE.-
-----------
20.1. ASC BOLIVIA LDC will have under its exclusive and autonomous control and responsibility the management of all the exploration and exploitation operations, without any exclusion nor limitation, with the restrictions established in the laws of the Republic. ===============================

20.2. Nonetheless, this Joint Venture Contract will have as coordination, information and follow-up organism, a COMMITTEE constituted at the signing of the CONTRACT, that will be composed by four (4) members, two (2) of them appointed by COMIBOL, and the other two (2) by ASC BOLIVIA LDC, whose emoluments will be paid by the party appointing them. ====================

20.3. The COMMITTEE will constitute the main relationship means between COMIBOL and ASC BOLIVIA LDC during the life of the CONTRACT.- The main responsibility of the COMMITTEE will be to maintain the best managerial relations between the parties and to contribute so that any disagreement, that could come up between them, be discussed and resolved in a concerted manner.
=======================================================

20.4. The COMMITTEE's attributions, among others that it will determine, will be: ===========================================================
a) Approve during its first meetings an internal bylaw that will regulate the COMMITTEE's activities. ==========================================
b)  Verify the proper compliance of the conditions of this CONTRACT. ========

c) Create a communications system between ASC BOLIVIA LDC'S managerial body and the COMMITTEE in order to ease the flow of the relations between both bodies.
=================================================

d) Formulate the recommendations it considers opportune for the better compliance of the CONTRACT'S objectives, not meaning that such recommendations are compulsory for the parties. ========================

e) Gather all the technical, administrative and financial information in order to conserve it within reach for its inspection and study by the parties.
===========

f) Recommend the execution of technical audits of the performed operations by the virtue of this CONTRACT, taking care that such audits at no time hinder or interfere with the operations or impairs ASC BOLIVIA LDC's administrative autonomy. These audits will be paid by the party requiring them. ============

g) Periodically formulate the recommendations that are considered necessary, with relation to the development of ASC BOLIVIA LDC's operational plans. ====

TWENTY-FIRST.- BOARD OF DIRECTORS.- 21.1.  Within fifteen days of having signed
--------------
the parties this CONTRACT, these will organize a BOARD OF DIRECTORS.
==================================================

21.2. This BOARD OF DIRECTORS will be formed by representatives from both parties, COMIBOL and ASC BOLIVIA LDC, with equal number of members, whose emoluments will be paid by the party appointing them. ==============

21.3. The BOARD OF DIRECTORS will meet whenever necessary and called by the President at his/her own initiative or at the request of the parties. =======

21.4. The President of the BOARD OF DIRECTORS will be appointed by the members of the BOARD OF DIRECTORS at the first ordinary meeting of such organism.
======================================================

21.5. The responsibilities of the BOARD OF DIRECTORS are, apart from those it decides: =====================================================

21.5.1.  To determine the general policies of the joint venture; ==============
21.5.2.  To approve the financial statements of the joint venture; ============
21.5.3. To approve the hire of external independent auditors so they will emit an opinion on the joint venture's annual financial statements; =================
21.5.4. To know and approve the recommendations with regard to the plans, projects and reports put before them by the COMMITTEE;=================

21.5.5. The joint venture's BOARD OF DIRECTORS will be the relations organism between COMIBOL'S Board of Directors and ASC BOLIVIA LDC's executive body, for everything concerning to the running of the joint venture.============

21.5.6. To know the audited financial statements done by external and independent auditors of optimum quality, at the end of each fiscal year; =======

21.6 The BOARD OF DIRECTORS' duties will, at no time, interfere nor impair the administrative autonomy of ASC BOLIVIA LDC, on the joint venture's operations during the Exploitation Stage and marketing of the minerals. ======

21.7 The BOARD OF DIRECTORS will carry a chronological and circumstantial minutes of every and all their meetings, and the former will be signed by those present. =======================================================

TWENTY-SECOND.- TAX AND CONTRIBUTIONS REGIME.-22.1   All the taxes and liens
---------------
applicable to the mining industry, as well as those applicable to the import of equipment, machinery, raw materials, materials and other assets, to the marketing of minerals locally and for export, in force at the date of the signing of this CONTRACT that will be enacted in the future will be exclusively paid by ASC BOLIVIA LDC, and effects on COMIBOL'S corresponding share will be regulated by that stated in Clause Eleventh of this CONTRACT.

=================================================

22.2. Those taxes applicable to profits each party will obtain from the mining operation, object of this CONTRACT will be the entire responsibility of each of them, without any other responsibility for the other party. =================

22.3 The contributions to entities of Social Security Complementary Funds or similar other ones existing or to be created, are of the exclusive responsibility and charge of ASC BOLIVIA LDC, with COMIBOL's absolute exclusion.
======

TWENTY-THIRD.-  RESOLVING OF CONFLICTS BETWEEN PARTIES AND ARBITRATION.- 23.1
--------------
All controversies and claims that could arise between parties with regards to the interpretation or execution of this CONTRACT, will be tried to resolve them amicably and fast between such parties. In case they can not resolve them through mutual negotiations within sixty (60) days, any of the hiring parties can request the matter under conflict to be put before an arbitrator.
========================================================

23.2 In such circumstances, the controversy or interpretation will be resolved through settlement and/or arbitration according to the Regulations given by the National Chamber of Commerce's Settlement and Arbitration Center in La Paz (Bolivia) that, forming part of this Clause, the parties declare to know and accept. The Center will appoint the arbitrator from among the members of the Arbitral Body of such Settlement and Arbitration Center belonging to the aforementioned Chamber. =========================================

23.3 No recourse will proceed against the Arbitrator's decisions, thus the parties expressly resign to put it forward. ====================================
23.4  The arbitration costs will be paid by the loser in the Arbitral Decision.
====

TWENTY-FOURTH.- CONTRACT TRANSFERRAL TO A THIRD PARTY.- 24.1.  This Joint
---------------
Venture Contract is a result of the award to a proposal formulated by ASC BOLIVIA LDC to COMIBOL involving the evaluation of certain technical, financial conditions and of the industrial capability and competence of the bidder. Nonetheless, ASC BOLIVIA LDC is empowered to incorporate into the CONTRACT's execution one or more members of known prestige and capability in the Mining Industry, or in the investments and financial branch, as well as transfer or subrogate partially their share or obligations resulting from this CONTRACT.-
To that effect, the previous conditions stated as follows must be complied with:

==================================================

24.2 To this effect, it will request the prior and written authorization from COMINOL, providing all the details demonstrating the suitability of the collective or individual persons that are pretended to be incorporated or those that will partially substitute ASC BOLIVIA LDC's participation.
====================

24.3 COMIBOL reserves itself the right to assess the industrial and/or financial sufficiency of the Entity or person acquiring or is subrogated the partial share of ASC BOLIVIA LDC in the CONTRACT, with the right to veto if that or this does not have the required conditions to the effect, with the sole obligations to give the concrete and reasonable motives restricting its acceptance. ===== The third parties that could be incorporated to the Joint Venture Contract, will assume the obligations, that as members, are stated in this CONTRACT. ===============

24.4 Any modification to the partial participation or share of ASC BOLIVIA LDC in this CONTRACT, by virtue of having obtained it through a public tender under special conditions, either be the incorporation of new members, transfer of rights, subrogation of rights or other contractual forms, the rights and shares corresponding to COMIBOL stated in this CONTRACT won't be able to be altered, modified, reduced nor affected. ===============================

TWENTY FIFTH.- RESCISSION OF CONTRACT.- 25.1.  During the exploration phases,
--------------
COMIBOL will be able to rescind the CONTRACT unilaterally, in the following cases: ===================================

25.1.1. Nonfulfillment of the initial payments by ASC BOLIVIA LDC for each phase, which should be done within the first thirty (30) days. ===============

25.1.2. Nonfulfillment in executing the work program and minimum investment pledged by ASC BOLIVIA LDC for the First Exploration Phase, in which case the Bank Guarantee Certificate presented by ASC BOLIVIA LDC to COMIBOL will be cashed, and COMIBOL will give notice to ASC BOLIVIA LDC furnishing the motives.
====================================================

25.2. In case the contract is terminated for any reason during the Exploration Phase, all the improvements made by ASC BOLIVIA LDC in the areas of the CONTRACT will stay behind for the benefit of the concessions, object of the former, without any charge for COMIBOL, with the exception of the tools, equipment, vehicles, materials and those facilities liable to be withdrawn that have not been adhered to the ground, all of which will be able to be withdrawn by ASC BOLIVIA LDC. ===== All the technical information related to the explored areas, together with the charts, studies, calculations and complementary details, will also pass as COMIBOL'S property, without any charge to it. =============

25.3.  The CONTRACT can also be terminated due to the following causes: ===
25.3.1. If the CONTRACT has expired, if it hadn't been extended according to that laid down in Clause Thirteenth; ==================================
25.3.2.  By mutual agreement of the hiring parties; =======================
25.3.3. By ASC BOLIVIA LDC's unilateral decision, when certain circumstances appear that make unviable the exploitation in rentable economical conditions. ==

25.3.4. When the construction, installation and starting of the operation exceed Three (3) years since the notification by ASC BOLIVIA LDC to COMIBOL announcing its exercise of right to option, unless there are force majeure causes.

==============================================================
25.3.5. When the force majeure causes are produced, such as defined in Clause Sixteenth of this CONTRACT. ====================================

25.4. In case of termination of this contract for any of the motives stated in this CONTRACT, either be during the Exploration Period or in the Exploitation phase, ASC BOLIVIA LDC will be obliged to comply with the delivery of the studies and other information in the next ninety (90) days.
==========================

TWENTY-SIXTH.- EXCLUSION AREA.- 26.1 ASC BOLIVIA LDC can not formulate petitions
--------------
nor perform mining activities, either by itself or through an intermediary, in an area of two (2) kilometers from the perimeter of the concession the object of this CONTRACT, unless there is an express authorization from COMIBOL. In any case, the petition made infringing this prohibition, will be considered as done for and for COMIBOL's benefit. ========================

26.2 COMIBOL also won't be able to perform mining activities, either by itself or through an intermediary, in an exclusion area of one kilometer from the perimeter of the concessions object of this CONTRACT, unless the parties agree to the contrary. ======================================================

TWENTY-SEVENTH.- OPTION TO PURCHASE.- 27.1.  At the definitive closure of
-----------------
operations due to the CONTRACT's expiry, ASC BOLIVIA LDC grants COMIBOL the option rights, for a period of ninety (90) days, for the purchase of its rights and tangible assets in the joint venture, in equal opportunities as other interested parties. =======================================================

27.2. COMIBOL and ASC BOLIVIA LDC will appoint an expert appraiser in charge of establishing the price of the assets, using as basis for the appraisal the market value. ===============================================

27.3. If COMIBOL decides to exercise its option rights, it must notify so of its decision to ASC BOLIVIA LDC through a notarized letter, within the term established in Point 27.1. ====================================================

27.4. The payment of the price will be done within the following sixty (60) days after the notice provided in the previous point is given.
===================

TWENTY EIGHT.-  CONTRACT'S CONSTITUTIVE DOCUMENTS.- 28.1.  Are part of this
--------------
CONTRACT and will be inserted in the corresponding Public Deed the following documents: =============================================

A)     Supreme Decree No. 213601 dated February sixteenth nineteen ninety four.=
B)     COMIBOL'S Board of Directors Resolution No. 1084 dated
December twenty second nineteen ninety five.
========================================
C)     COMIBOL's Board of Directors Resolution No. 1105 dated
February six nineteen ninety six. ==============================================

D)     General Administration Power of Attorney conferred to Dr.
Alberto Alandia Barron No. 140 awarded in the Notary of Mines in La Paz on may seventeenth nineteen ninety four. ============================================

E)     Special Power of Attorney conferred to Lic. Luis Arnal
Velasco, registered in the Notary of Mines in La Paz, under No. 205 on July twenty eight nineteen ninety four.
========================================================

F)     Special Power of Attorney conferred to Mr. Johnny Delgado
Achaval, registered in the Notary of Mines in La Paz, under No. 105 on April first nineteen ninety six, registered in the Commerce General Register, Entry 728, Book 07-0 the same month and year.

G)     COMIBOL'S Board of Directors Resolution No. 1183/96 dated
June twenty eight nineteen ninety six.
==============================================
H)     Pages 4, 11, and 14 of ASC BOLIVIA LDC'S proposal.
=================

TWENTY-NINTH.- MINING LICENSES.- 29.1.-  During the Exploration Phase, the
--------------
mining licenses on all the areas forming part of the mining concessions of the AREA GRANTED will be in charge of COMIBOL. =============================

29.2. Starting from the date ASC BOLIVIA LDC notifies COMIBOL that it will make use of its option right, the mining licenses on the areas declared as positive by ASC BOLIVIA LDC and in which the Exploration Phase will be developed, will be paid by ASC BOLIVIA LDC on behalf of COMIBOL and the receipts will be given by ASC BOLIVIA LDC to COMIBOL since they are documents representative of its concessionaire right. This payment won't be compensated nor reimbursed by COMIBOL nor by the joint venture and will be done exclusively by ASC BOLIVIA LDC. ======================================================

THIRTIETH.- OFFICIAL REGISTRATION OF THE CONTRACT.- 30.1.  The official
-----------
registration's expenses for this CONTRACT, together with the ANNEXES and corresponding documents, will be paid by ASC BOLIVIA LDC, at the Special Notary of Mines in La Paz city. ====================================

30.1 ASC BOLIVIA LDC is obliged to present COMIBOL Three (3) Affidavits of the officially registered CONTRACT, without any charge for COMIBOL, within sixty
(60) days after the writ is signed. =======================================

THIRTY-FIRST.- CONSENT AND ACCEPTANCE.- 31.1.  We, DR. ALBERTO ALANDIA BARRON,
--------------
PRESIDENT OF THE CORPORACION MINERA DE BOLIVIA (COMIBOL) and LIC. LUIS ARNAL VELASCO, MANAGER OF THE CONTRACTS AND FINANCE UNIT OF THE CORPORACION MINERA DE BOLIVIA (COMIBOL), both full of age, neighbors of this city, with ID.'s No. 1191230 Pt. and No. 332387 L.P., respectively, able by right, on one side, and MR. JOHNNY DELGADO ACHAVAL, in representation of ASC BOLIVIA LDC, of full age, neighbor of this city, with ID No. 39745 L.P., able by right, we give our full consent and accept every and each of the clauses, terms and conditions of this CONTRACT, to which we give full validity as Private Document between parties, whilst it is converted into a public deed, pledging to a faithful and strict compliance, subscribing it in La Paz city, on the Eleventh of September nineteen ninety six.- And you, Special Notary of Mines will add all the rest of safety and style clauses.
==========================================

FOR CORPORACION MINERA DE BOLIVIA: Signed.- Lic. Luis Arnal Velasco.- MANAGER OF CONTRACTS AND FINANCES.- Signed.- Dr. Alberto Alandia Barron.- PRESIDENTE. ===== FOR ASC BOLIVIA LDS: Signed.- Mr. Johnny Delgado Achaval. AGENT AND PROXY. ===== Signed. Dr. Jorge Eyzaguirre Duran. - RUC 02199106.- C. Ab. 0157.- LEGAL ADVISOR COMIBOL. ===== JED/rav. ======================================================

ANNEX "A".- ASC BOLIVIA LDC.- MINING CONCESSION TO BE EXPLORED.-  The area of
-----------
interest is located in the Lipez region and our proposal is specifically referred to the following mining concessions: =========

NAME OF THE CONCESSION          NO. OF HECTARES
------------------------------  ---------------
              Cobrizos                      168
              Ines                           99
              Kohollpani                    100
              Puntillas                     250
              Reintegro                     100
              Santo Tomas                   500
              Santo Tomas II                470
              TOTAL                       1,687

Our offer puts emphasis on the development of a complete exploration program for the First Phase in the mining concessions Cobrizos and Reintegro. Also proposes a minimum work scope in the rest of the concessions without the restriction that, if the results are encouraging, they will continue with exploration works over the minimum investment proposed for each one. =====SEAL: Legal Advisory COMIBOL. It is a faithful copy of the original. La Paz, 13 Sept. 1996.-
Signed: Dr. Jorge Eyzaguirre Duran.- RUC 02199106 C. Ab. 0157. LEGAL ADVISOR COMIBOL. ============

Signed: Dra. Nelly A. Maldonado.- Lawyer - 048903.- Notary Public 1/st/ class. - La Paz - Bolivia 003. ================================================

BUDGETS AND INVESTMENT PLAN.-  For the execution of the First Phase in
-----------------------------
Reintegro, we propose a minimum investment of US$ 248,000 (Two hundred seventy seven thousand American dollars). For Cobrizos we propose a minimum investment of US$ 248,000 (Two hundred forty eight thousand American dollars, in the understanding that in this concession US$ 29,000 have already been invested for the execution of the prospection visit, mapping, outcrops sampling and part of soil geochemistry. For the First Phase in Cobrizos and Reintegro, it is proposed a total minimum investment of US$ 525,000.- The execution of the Second Phase will depend on the results obtained in the First Phase and in the case it is decided to continue with the Second Phase in one or both properties, this will be timely notified to COMIBOL. An investment of US$

425,000 has been estimated for the Second Phase in each of the selected properties. ===== We also propose to execute only Stage One of the First Phase in the Ines, Kohllpani, Puntillas, Santo Tomas and Santo Tomas II concessions, with a minimum investment of US$ 20,000 (Twenty thousand American dollars) in each, making a total of US$ 100,000 (One hundred thousand American dollars) for all five concessions. Should we decide to stop after executing Stage One or to continue exploring in any of these concessions, COMIBOL will be timely notified of such; and the rest of the Stages of the First Phase can thus immediately continue. ===== The estimated costs for each exploration activity are given below, pointing out that are referred only to direct exploration expenses and the administrative expenses are not considered. ===== SEAL: Legal Advisory COMIBOL.- It is a faithful copy of the original.- La Paz, 13 Sept. 1996.-
Signed: Dr. Jorge Eyzaguirre Duran.-RUC 02199106.- C. Ab. 0157.- Legal Advisor COMIBOL.- Signed: Dra. Nelly A. de Maldonado.- Lawyer 048903.- Notary Public 1/st/ Class. - La Paz - Bolivia 003. ===

PARTICIPATION OFFERED TO COMIBOL.-  In case the feasibility study for one or
----------------------------------
several concessions is positive and our company decides to exercise its right to exploitation, a detailed investment plan will be prepared. At present, we are in conditions to offer COMIBOL the following participation terms during the production period: ==============================================

1. 5% (Five percent) of the positive operational cash flow during the recovery period of the invested capital. =====================================
2. 15% (Fifteen percent) of the positive operation cash flow after the recovery of the investments. ==============================================

3. For each 10 cents of a dollar over US $1.50 of the international price for one pound of copper, we will increase on 1% COMIBOL'S share up to a ceiling of 22% of the operational cash flow's share (e.g.: for US$ 1.60 for one pound copper, COMIBOL'S share will be 16%, for US$ 1.70 it will be 17%, etc.). ===== The advantage of applying this scale as a function of the market's price for copper is that COMIBOL'S share improves when the project by itself considers it feasible; that is to say, improves COMIBOL'S share whilst at the same time the company's situation improves. ===== ASC BOLIVIA LDC does not wish to speculate and we do not refuse to offer fixed share percentages before knowing the results from the feasibility study; we think that it should be clear that our wish is to offer COMIBOL a substantial share when the market conditions so allow. =====
SEAL: Legal Advisory COMIBO.- It is a faithful copy of the original.- La Paz, 13 Sept. 1996.- Signed: Dr. Jorge Eyzaguirre Duran.- RUC 02199106.- C. Ab. 0157. Legal Advisor COMIBOL. Signed: Dra. Nelly A. De Maldonado.- Lawyer 048903.- Notary Public 1/st/ Class. - La Paz - Bolivia 003. ============

ANNEX "B".- ASC BOLIVIA LDC. - EXPLORATION PROGRAM.-  OBJECTIVES.-  Our
-----------
objective is to discover, delimit, make feasible and exploit at least one low grade copper - silver deposit and a minimum volume of 10 millions tons, susceptible to be open pit exploited. ===== GENERAL PLAN.- The exploration program for the First Phase in the Cobrizo and Reintegro concessions will consist of the following: geological mapping, detailed sampling of the outcrops, soil geochemistry, geophysical survey when necessary, trench geological sampling and mapping, preliminary drillings, metallurgical tests and pre-feasibility conceptual study.- The First Phase in the Ines, Kohollpani, Puntillas, Santo Tomas and Santo Tomas II properties will consist only of the execution, during the first year, of detailed geological mapping and detailed samplings of rocks and soils. Depending on the results it will be decided whether or not to continue with exploration works during the second year. ===== The First Phase will be divided in three stages: Stage 1 will include a prospection visit, rocks outcrops mapping and sampling; Stage 2 will consist of the enabling and ventilation of old mining workings, soil geochemistry, geophysics of trenches; finally Stage 3 will include primary drillings using reverse circulation, metallurgical tests and a pre-feasibility conceptual study. ===== We propose to gradually perform the following tasks:
===== YEAR 1: Mapping, sampling, geochemistry/geophysics. ===== YEAR 2:
Trenches, preliminary drilling, metallurgical tests and pre-feasibility study. ===== A field team will be working permanently during Year one and a second team will be added in Year two for the start and continuation of the drilling if we decide to continue with more than one concession. ===== Apart from the geological field work to be completed during Year one of the First Phase, we will pay greater attention in the neighboring areas to COMIBOL'S concessions with the objective of obtaining new concessions in case that the results of the exploration done so justify. ===== FIRST PHASE IN COBRIZOS AND REINTEGRO.- In July nineteen ninety five, our company signed an agreement with the Litoral Cooperative in order to explore the Cobrizos concession in the understanding that this Cooperative had a lease CONTRACT in force with COMIBOL. Based on this agreement we have completed Stage One of the exploration program of the First Phase for Cobrizos. It will be required to execute Stage One in Reintegro and then the program will continue until the First Phase is completed in both concessions. ===== FIRST PHASE IN THE REMAINING CONCESSIONS.- The exploration in the other concession (Ines, Kohollpani, Puntialls, Santo Tomas and Santo Tomas
II), will start after the mapping/sampling is done in Reintegro.- The team will got to the extreme southwest and will start the geological mapping and sampling in Santo Tomas, then in Santo Tomas II, Ines, Puntillas and finally Kohollpani. All this work will be done during the first year. ===== Where the results from the first year work be favorable, we will continue with the next exploration stages programmed for the First Phase, otherwise the property(ies) will be rejected. ===== Chart No. 1 shows a general chronogram for the execution of the works programmed. ===============================

"A S C  B O L I V A  L D C"

                                                            CHART NO. 1
                                                        GENERAL CHRONOGRAM


***********************************************************************************************************************************
        CONCESSIONS                 FIRST PHASE:                              SECOND PHASE:                        THIRD PHASE:
       NAME/ACTIVITY                EXPLORATION                                FEASIBILITY                          DEVELOPMENT
                             YEAR 1             YEAR 2                      YEAR 1      YEAR 2                   YEAR 1     YEAR 2


-----------------------------------------------------------------------------------------------------------------------------------



COBRIZOS
MAPPING                      done
SAMPLING                     partially done
REHABILITATION OF GALLERIES        X
GEOCHEMISTRY                 done
GEOPHYSICS/TRENCHES                                X
PRELIMINARY DRILLINGS                              X
METALLURGICAL TESTS                                X
PRE-FEASIBILITY                                    X
DRILLING TO TEST RESERVES                                                   X
FEASIBILITY                                                                               X
FINANCING                                                                                                         X
START OF DEVELOPMENT                                                                                                         X

----------------------------------------------------------------------------------------------------------------------------------

REINTEGRO
MAPPING                            X
SAMPLING                           X
REHABILITATION OF GALLERIES        X
GEOCHEMISTRY                       X
GEOPHYSICS/TRENCHES                                X
PRELIMINARY DRILLINGS                              X
METALLURGICAL TESTS                                X
PRE-FEASIBILITY                                    X
DRILLING TO TEST RESERVES                                                  X
FEASIBILITY                                                                              X
FINANCING                                                                                                       X
START OF DEVELOPMENT                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------------

PUNTILLAS-INES
MAPPING                            X
SAMPLING                           X
REHABILITATION OF GALLERIES                        X
GEOCHEMISTRY                                       X
GEOPHYSICS/TRENCHES                                X
PRELIMINARY DRILLINGS                              X
METALLURGICAL TESTS                                X                      X
PRE-FEASIBILITY                                                           X
DRILLING TO TEST RESERVES                                                                X
FEASIBILITY                                                                                                     X
FINANCING                                                                                                       X
START OF DEVELOPMENT                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------------


SANTO TOMAS I - II
MAPPING                            X
SAMPLING                           X
REHABILITATION OF GALLERIES                        X
-----------------------------------------------------------------------------------------------------------------------------------

************************************************************************************************************************************


        CONCESSIONS                 FIRST PHASE:                              SECOND PHASE:                        THIRD PHASE:
       NAME/ACTIVITY                EXPLORATION                                FEASIBILITY                          DEVELOPMENT
                             YEAR 1             YEAR 2                      YEAR 1      YEAR 2                   YEAR 1     YEAR 2


-----------------------------------------------------------------------------------------------------------------------------------


GEOCHEMISTRY                                       X
GEOPHYSICS/TRENCHES                                X
PRELIMINARY DRILLINGS                              X
METALLURGICAL TESTS                                X
PRE-FEASIBILITY                                                           X
DRILLING TO TEST RESERVES                                                 X


FEASIBILITY                                                                              X
FINANCING                                                                                                       X
START OF DEVELOPMENT                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------------

KOHOLLPANI
MAPPING                            X
SAMPLING                           X
REHABILITATION OF GALLERIES                        X
GEOCHEMISTRY                                       X
GEOPHYSICS/TRENCHES                                X
PRELIMINARY DRILLINGS                              X
METALLURGICAL TESTS                                X
PRE-FEASIBILITY                                                           X
DRILLING TO TEST RESERVES                                                 X
FEASIBILITY                                                                              X
FINANCING                                                                                                       X
START OF DEVELOPMENT                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------------

WORK SCOPE, METHODOLOGY AND EXCUTORS - FIRST PHASE. =======

Using Cobrizos as an example, we proposed the following work scope: ===== MAPPING.- The geological mapping will be done at scales of 1:2,000 and 1:10,000. Where there are underground workings, the mappings will be done at a scale of 1:200. These mappings will be done by Scott McDonald, a geologist from Andean Silver, and/or Dra. Catrin Ellis Jones, geologist from MINTEC.- The mapping at Cobrizos has been finished except in areas where there are old underground workings, where the mapping will be done at a scale 1:500 after clearing and an adequate ventilation. ===== SAMPLING.- The exact nature of the sampling programs will depend on the own characteristics of each mining concession.- In some places we will sample intensively the rock outcrops; in other places the rock wall will be sampled in order to determine if dissemination exists or not.- Approximately 300 samples will be taken from the outcrops and mining workings at Cobrizos; to date, 83 samples have already been obtained, the remainder will be obtained from underground workings once they have been cleared and ventilated. Geochemical sampling programs will be executed in each concession.- Recently, at Cobrizos we have done a geochemical sampling in an area 750 x 750 meters, taking samples every 25 meters on a square grid. In total, 480 samples have been obtained that will be analyzed for Au, Ag, Cu, Pb and Zn. We propose to perform similar programs at each of the concessions of interest. These works will also be executed by geologists Scott McDonald and Catrin Ellis Jones and support personnel from MINTEC. ===== TRENCHES AND/OR GEOPHYSICS.- In areas where there are no rock outcrops, low frequency geophysical methods will be employed in order to determine the most propitious places to dig trenches, which will be mapped and sampled in detail. Also, when necessary and advisable, detailed geophysical surveys in order to direct and if possible, pinpoint the drilling objectives. ==== A local services company that has experience in similar jobs and good quality equipment, will be hired for trench digging; an alternative is Terra Ltda. That has already done several similar jobs for MINTEC's projects.- The geophysical surveys will be executed by a specialized company from Canada or U.S.A. (Val D'or, Gradient, Quantec, etc.).- The mapping and sampling will be done by the aforementioned geologists. ====== PRELIMINARY DRILLING.- For these works we will hire with priority the known drilling services company Layne Drilling; the supervision, control and samples preparation will be in charge of specialized personnel from MINTEC, the samples' chemical analysis will be done at Bondar Clegg's laboratory in Oruro or S.G.S. in La Paz; the control for these analysis will be done in prestigious laboratories in Canada or U.S.A. ====== 1,200 meters will be drilled in six wells using reverse circulation equipment in order to verify geological concepts and estimate mineral contents. Each well will have an approximate depth of 200 meters, with a 5.5" diameter and samples to be analyzed will be taken every meter. ===== METALLURGICAL TESTS.- At present we are using and will continue to do so, the services from Kappes Cassidy to perform metallurgical tests; also, should the case be, we would hire the University of Cardiff to do this work for Cobrizos and those concessions related with possible copper-silver deposits.- These laboratories will perform, at our request, cyaniding tests (cyanide leach), flotation tests, solvent extraction tests and other required mineralogical tests. ===== PRE-FEASIBILITY STUDY.- Before starting with the drilling program in detail, a pre-feasibility conceptual study will be made for the Cobrizos - Reintegro projects and for any concession reaching this exploration stage.- In order to make this study, the services of Pincock Allen & Holt will be hired, who have already done similar studies for ASC Peru LDC. ==== SECOND PHASE.- With the execution of the Second Phase in Cobrizos -Reintegro, it is hoped to reach the target of delimiting a minimum of 10 million tons of reserves indicated up to 50 million tons depending on the results from the metallurgical tests and pre-feasibility analysis. At the present state of our knowledge, it is not yet possible even to estimate the reach of the Second Phase at the rest of the mining properties. ====== DRILLING TO DELIMIT RESERVES.- In order to delimit a minimum of 10 million tons, approximately 2,250 meters will be drilled with reverse circulation, distributed in 15 wells of around 150 meters deep each. Should the metallurgical tests and other results indicate that we can hope to delimit some 50 million tons, 25 wells, 200 meters deep each, will be drilled, totaling 5,000 meters of drilling of an equivalent amount depending on the nature of the deposit. ====== FEASIBILITY STUDY.- In order to perform this study, the services of Pincock Allen & Holt will be hired.- This study will be done if and when the drilling results are sufficient; otherwise more drilling and other works will be done to prepare this study during the Third Phase.  ======================================  PAYMENT
                                                                       -------
RECEIPT FOR THE "COBRIZOS" MINING LICENSES.-  DATE: La Paz, 15 March 1996.-
--------------------------------------------
NAME: CORPORATION MINERA DE BOLIVIA.- Register No. 03.- TRADE NAME: GRUPO MINERO NOR LIPEZ.- Address: Potosi.- KEYS: 526.0.4.- 1165.0.5.- 1123.0.0.-
TAX CODE.-  1105.0.7. ===== DETAILS:  Payment for mining licenses call

CONCESSION: 25 de Julio.- Aguilar.- Alianza.- Bolivar.- COBRIZOS.- Copacabana.-
-----------
Don Bruno.- El Morro.- German Busch.- Ines. === COUNTY: Soniquera.- Soniquera. -San Agustin.- San Cristobal. - Rio Grande.- Soniquera.- San Agustin.- San Agustin.- San Agustin ====PROVINCES: -Nor Lipez. Nor Lipez. Nor Lipez - Nor Lipez.- Nor Lipez.- Nor Lipez.- Nor Lipez.-Nor Lipez.- Nor Lipez.- Nor Lipez.- ====== HAS: 1.000.-300.-120.-500.-168.-80.- 136.- 10.- 180.-99.- TOTAL:
2.593==== corresponding to the 1/st/ Semester 1996. ===== Interests.- Fines on interests.-Art. 121 Fines for non-compliance. - Rep. Of Receipt ===== TAXES: Bs. 6.482,50.-Bs. 88,07. - Bs. 8,81. - Bs. 648,25. - Bs. 2,00. - TOTAL:
                                                             ------
SONIQUERA.- San Agustin. ==== PROVINCES:  Nor Lipez.- Nor Lipez. ====== HAS:
---------                     ----------                                ----
1.000.- 300.- 120.- 500.- 168.- 80.- 136.- 10.- 180.- 99.- TOTAL: 2.593. ======
                                                           ------
corresponding to the 1/st/ Semester 1996.  ===== Interests.- Fines on interests.
- Art. 121 Fines for non-compliance. - Rep. Of Receipt ===== TAXES: Bs. 7.229,63. ===== THEY ARE: Seven Thousand Two Hundred and Twenty Nine 63/100 Bolivianos. ==== SEAL: Regional Administration Revenue Service.- Paid.- 15 Mar. 1996.- Teller 1.- La Paz - Bolivia. === Signed: Rene Burgoa Calderon.- Chief Fiscal Obligations Control Unit a.i..- Reg. Administration. === Initials of
Paymaster: G.O.A. ====== OTHER PAYMENT RECEIPT OF THE "COBRIZOS" MINING
                         ----------------------------------------------
LICENSE.- DATE: La Paz, 27 May 1996.- NAME: CORPORATION MINERA DE BOLIVIA.-
---------
Register No. 03.-  TRADE NAME:  GRUPO MINERO NOR LIPEZ.-  Address: Potosi.-
KEYS: 526.0.4.- 1165.0.5- 1123.0.0- TAX CODE.- 1105.0.7. ===== DETAILS:  Payment
for mining licenses called: CONCESSION: 25 de Julio.- Aguilar.- Alianza.-
                            -----------
Bolivar.- COBRIZOS.- Copacabana.- Don Bruno.- El Morro.- German Busch.- Ines. === COUNTY: Soniquera.- Soniquera.- San Agustin.- San Cristobol.- Rio Grande.-
    -------
Soniquera.- San Agustin.- San Agustin.- San Agustin. ==== PROVINCES: Nor Lipez.-
                                                          ----------
Nor Lipez.- Nor Lipez.- Nor Lipez.- Nor Lipez.- Nor Lipez.- Nor Lipez.- Nor Lipez.- Nor Lipez.- Nor Lipez.- Nor Lipez. ====== HAS: 1.000.- 300.- 120.- 500.-
                                                  ----
168.- 80.- 136.- 10.- 180.- 99.- TOTAL:
                                 -----

2.593. ==== Corresponding to the 2/nd/ Semester 1996. === Rep. of Receipt. ====
TAXES: Bs. 6,573,26.- Bs. 2,00. TOTAL:
Bs. 6,575.26. ===== THEY ARE: Six Thousand Five Hundred and Seventy Five 26/100 Bolivianos. ==== SEAL: Regional Administration Revenue Service.- Paid.- 4 Jun. 1996.- Teller 1.- La Paz - Bolivia. === Signed: Rene Burgoa Calderon.- Chief Fiscal Obligations Control Unit a.i..- Reg. Administration. === Initials of
Paymaster: G.O.A. === REGISTRATION CERTIFICATE AT THE INDUSTRY AND COMMERCE
                      -----------------------------------------------------
REGISTER FOR "ASC BOLIVIA LDC" COMPANY.- MINISTRY OF FINANCES AND ECONOMICAL
----------------------------------------
DEVELOPMENT.- National Secretariat for Industry and Commerce.- General Direction for the Register of Commerce and Stock Companies.- Bolivia.- CERTIFICATE OF
                                                   --------- --------------
REGISTRATION.- No. 016458.- The General Director for the Register of Commerce
--------------
and Stock Companies, empowered by the Code of Commerce and Decree Law No. 16833 dated July 19, 1979, at the written request by the interested party. ====

CERTIFIES: That the company of Trade Name: ASC BOLIVIA L.D.C. (BOLIVIAN
----------
BRANCH).- Dedicated to the main activity of: MINING, GEOLOGY.- With legal representation by Mr. JOHNNY DELGADO ACHAVAL.- and Legal Address at: Federico Zuazo Street No. 1598,.- La Paz District,.- and type of legal organization:
BRANCH OF COMPANY CONSTITUTED OVERSEAS.- With a principal paid of Bs. 24,400.- According to Balance Sheet AP.AL 15-11-95.- Taxpayer Unique Register RUC 7836635.- It is legally registered in this Direction.- Under Register No. 9-
          --------------------------------------------
37162-1.- Approved by Administrative

Resolution No. 6594,- dated 06-12-95.- Having complied with the requirements demanded by Law, the aforementioned company can perform activities in its sector.- This Certificate only certifies the object pointed out before and is valid for Sixty days starting from the date it was issued, IT IS NOT RENEWED. === La Paz, July Third nineteen ninety six. ==== Seal: National Secretariat for Industry and Commerce.- La Paz - Bolivia.- Signed: Dra. Angelina Vucsanovich de Vargas.- GENERAL DIRECTOR FOR THE REGISTER OF COMMERCE AND STOCK COMPANIES. ======== BANK DEPOSIT RECEIPT.- Banco de La Paz S.A. Place: La Paz.- Day:
         ----------------------
twelve.- Month: September.- Year: Ninety six.- Current Account X.- Account
Number: 11101077251.- Name or Trade Name: Annex: Official Gazette.- National Chamber of Mining.- Cobrizos Project Joint Venture COMIBOL and ASC BOLIVIA LDC.- Depositor's illegible signature.- Cash Deposit: 40.- Total deposited: 40.- They are: Forty 00/100 Bolivianos. --- Bank Signature and Seal: Banco de La Paz S.A..- Main Office.- 12 Sept. 1996. === Ninoska Quint Pantoja.- Teller Section.- Illegible signature. =========================== CONCLUSIONS: It is according
                                                  ------------
to the original writ and annexed documents presented before me, the same after being numbered and signed by me the Notary, have been added to the collection of its class according to articles thirty one of the Law of the Notary and two hundred and sixteen of the Mining Code.- Those appearing before approve and ratify this JOINT VENTURE CONTRACT AFFIDAVIT FOR THE DEVELOPMENT OF MINING ACTIVITIES, SUBSCRIBED BETWEEN: THE CORPORACION MINERA DE BOLIVA (COMIBOL), REPRESENTED BY DR. ALBERTO ALANDIA BARRON - PRESIDENT AND LIC. LUIS ARNAL VELASCO - MANAGER OF THE CONTRACT AND FINANCES UNIT, AND THE COMPANY "ASC BOLIVIA LDC", REPRESENTED BY MR. JOHNNY DELGADO ACHAVAL, signing together with the witnesses citizens Custodia Claure J., with ID No. 467852 L.P. and Leonardo Linares N., with ID No. 3361005 L.P., full of age, able by right, neighbors of this city, who are informed of this contents, without any observations to the latter. I GIVE FAITH. ==== Signed: FOR CORPORACION MINERA DE BOILIVA: DR. ALBERTO ALANDIA BARRON - PRESIDENT. === and LIC. LUIS ARNAL VELASCO - MANAGER OF CONTRACTS AND FINANCES. === Signed: FOR ASC BOLIVIA LDC: MR. JOHNNY DELGADO ACHABAL.- AGENT AND PROXY. === Signed: Custodia Claure J. ID No. 467852 L.P.-WITNESS.- Signed: Leonardo Linares N., ID No. 3361005 L.P.- WITNESS.- Signed before me, Lawyer MARIA ESTHER VALLEJOS H.- SPECIAL NOTARY OF MINES AND PETROLEUM. VERIFIES: THIS AFFIDAVIT COMPARES WITH
                                       --------
THE ORIGINAL REFERRED TO AND TO WHICH I REMIT MYSELF, THE SAME THAT AFTER BEING COMPARED, FAITHFULLY AND LEGALLY CORRECTED, I AUTHORIZE, SEAL, SIGN AND STAMP IN LA PAZ CITY ON THE TWENTY EIGHTH OF OCTOBER NINETEEN NINETY SIX.
=================================


(SEAL):             Special Notary of Mines and Petroleum
                    MARIA ESTHER VALLEJOS H.
                    LAWYER
                    NOTARY
                    La Paz - Bolivia

                    (Signed)
                    Dra. Maria Esther Vallejos H.
                    SPECIAL NOTARY OF MINES AND PETROLEUM
                    La Paz - Bolivia

                    NOTE OF MINING REGISTER: Date: 30 of
                    October 1996, under item 248
                    of Book 'B' the previous Affidavit
                    has been registered
                    La Paz, 30 of October 1996

     (Signed)
Dra. Maria Esther Vallejos H.
SPECIAL NOTARY OF MINES AND PETROLEUM
     La Paz - Bolivia